ACKNOWLEDGEMENT OF REPLACEMENT SPECIAL SERVICER

July 2, 2026

To the Persons on the attached Schedule I

Re:               BANK5 2024-5YR8 Pooling and Servicing Agreement

Ladies and Gentlemen:

Reference is made to (i) that certain Pooling and Servicing Agreement, dated as of August 1, 2024 (as the same may have been, or may hereafter be, amended, modified, supplemented or extended, the “PSA”), by and among Greystone Servicing Company LLC, as Special Servicer (“Greystone”), Trimont LLC as successor to Wells Fargo Bank, National Association, as Master Servicer, Computershare Trust Company, National Association, as Certificate Administrator and Trustee, and Pentalpha Surveillance LLC, as Operating Advisor and as Asset Representations Reviewer, relating to the BANK 2024-5YR8, Commercial Mortgage Pass-Through Certificates, Series 2024-5YR8 (the “Trust”), and (ii) (1) that certain Co-Lender Agreement, dated as of June 7, 2024 (as the same may have been, or may hereafter be, amended, modified, supplemented or extended, the “Showcase I CLA”), originally by and between JPMorgan Chase Bank, National Association and Citi Real Estate Funding Inc., (2) that certain Agreement Between Note Holders, dated as of June 10, 2024 (as the same may have been, or may hereafter be, amended, modified, supplemented or extended, the “640 5th Avenue CLA”), originally by and among Morgan Stanley Bank, N.A., Goldman Sachs Bank USA and Bank of Montreal, (3) that certain Agreement Between Note Holders, dated as of June 6, 2024 (as the same may have been, or may hereafter be, amended, modified, supplemented or extended, the “Cummins Station CLA”), originally by and between Wells Fargo Bank, National Association, Wells Fargo Bank, National Association and Wells Fargo Bank, National Association and (4) that certain Agreement Between Note Holders, dated as of June 6, 2024 (as the same may have been, or may hereafter be, amended, modified, supplemented or extended, the “iPark Norwalk CLA” and together with the Showcase I CLA, the 640 5th Avenue CLA and the Cummins Station CLA, collectively, the “CLAs”), originally by and between Bank of America, N.A., Bank of America, N.A., Bank of America, N.A., Bank of America, N.A., and Starwood Mortgage Capital LLC.  Pursuant to Sections 7.01(d) and 7.02 of the PSA, and the respective Section 7 of each CLA, 400 Capital Management LLC, in its capacity as the Directing Certificateholder of the Trust has terminated Greystone as Special Servicer of the Trust and has appointed the undersigned Torchlight Loan Services, LLC (“Torchlight”) to serve as successor Special Servicer under the PSA and the CLAs.

Torchlight hereby agrees that, effective as of the date of this Acknowledgement of Replacement Special Servicer (the “Acknowledgment”), Torchlight shall serve as Special Servicer under the PSA and the CLAs.  Torchlight hereby agrees to assume all of the responsibilities, duties, and liabilities of the Special Servicer under the PSA and the CLAs and shall perform punctually the duties of the Special Servicer under the PSA and the CLAs. Torchlight further acknowledges and agrees that it is and shall be a party to the PSA and bound thereby to the full extent indicated in the PSA in the capacity of Special Servicer.  Torchlight hereby, as of the date of this Acknowledgment, makes the representations and warranties set forth in Section 6.01(b) of the PSA mutatis mutandis, and all references to “Agreement” in Section 6.01(b) of the PSA include this Acknowledgment in addition to the PSA, and further represents that it satisfies all eligibility requirements set forth in the PSA and the CLAs.

The following is the notice information for Torchlight as Special Servicer under the PSA and the CLAs:

Torchlight Loan Services, LLC

90 Park Avenue, 20th Floor

New York, New York 10016

Attention: William A. Clarkson

E-mail: wclarkson@torchlight.com

TORCHLIGHT LOAN SERVICES, LLC

By:  /s/: William A. Clarkson

Name:  William A. Clarkson

Title:    Authorized Signatory

By: /s/: Jorge Rodriguez

Name:  Jorge Rodriguez

Title:    Authorized Signatory

 Schedule I

BANK5 2024-5YR8 Parties

Depositor:

Banc of America Merrill Lynch Commercial Mortgage Inc.

One Bryant Park

New York, New York 10036

Attention: Leland Bunch

Facsimile: (646) 855-5044

Email: leland.f.bunch@baml.com

with a copy to:

Paul E. Kurzeja, Esq.

Associate General Counsel & Director

Bank of America Legal Department

150 North College Street, Mail Code: NC1-028-24-02

Charlotte, North Carolina 28255

Facsimile: (704) 409-0267

with a copy to:

Cadwalader, Wickersham & Taft LLP

227 West Trade Street

Charlotte, North Carolina 28202

Attention: Henry A. LaBrun, Esq.

Email: henry.labrun@cwt.com

Certificate Administrator and Trustee:

Computershare Trust Company,

National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – BANK5 2024-5YR8

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: BANK5 2024-5YR8 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Special Servicer:

Greystone Servicing Company LLC

5221 O’Connor Blvd., Suite 800

Irving, Texas 75039

Attention: Amy Dixon, General Counsel

email: amy.dixon@greyco.com

with a copy to:

Jenna Unell, Senior Managing Director,

email: jenna.unell@greyco.com

Operating Advisor:

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: Don Simon, Chief Operating Officer

Email: don.simon@pentalphasurveillance.com; notices@pentalphasurveillance.com

BANK5 2024-5YR9 Parties (with respect to the Showcase I Whole Loan, 640 5th Avenue Whole Loan and Cummins Station Whole Loan)

Depositor:

J.P. Morgan Chase Commercial Securities Corp.

383 Madison Avenue, 8th Floor

New York, New York 10179

Attention: Kunal K. Singh

E-mail: US_CMBS_Notice@jpmorgan.com

with copies to:

J.P. Morgan Chase Commercial Securities Corp.

4 New York Plaza, 21st Floor
New York, New York 10004
Attention: SPG Legal
E-mail: US_CMBS_Notice@jpmorgan.com

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: BANK5 2024-5YR9 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Certificate Administrator and Trustee:

Computershare Trust Company, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services (CMBS) – BANK5 2024-5YR9

with a copy to:

trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

BMARK 2024-V8 Parties (with respect to the Showcase I Whole Loan)

Depositor:

Deutsche Mortgage & Asset Receiving Corporation
1 Columbus Circle

New York, New York 10019

Attention: Lainie Kaye

with a copy via email to:

cmbs.requests@db.com

with a copy to:

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Attention: Robert Kim

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: Benchmark 2024-V8 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

with a copy to:

K&L Gates LLP
300 South Tryon Street, Suite 1000
Charlotte, North Carolina 28202
Attention: Stacy G. Ackermann
Facsimile Number: (704) 353-3190
Email: stacy.ackermann@klgates.com

Certificate Administrator and Trustee:

Computershare Trust Company, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS) – Benchmark 2024-V8

with copies to:

trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

BBCMS 2024-5C27 Parties (with respect to the 640 5th Avenue Whole Loan)

Depositor:

Barclays Commercial Mortgage Securities LLC
745 Seventh Avenue
New York, New York 10019
Email: rrcmbs@barclays.com

with a copy to:

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Attention: Legal Department
Email: SPLegalNotices@barclays.com

with a copy to:

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Attention: Robert Kim

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: BBCMS 2024-5C27 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Certificate Administrator and Trustee:

Computershare Trust Company, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – BBCMS 2024-5C27

with a copy to:
trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

WFCM 2024-5C1 Parties (with respect to the 640 5th Avenue Whole Loan and the Cummins Station Whole Loan)

Depositor:

Wells Fargo Commercial Mortgage Securities, Inc.
30 Hudson Yards, 15th Floor
New York, New York 10001
Attention: A.J. Sfarra

Email: cmbsnotices@wellsfargo.com

with a copy to:

Bryan Riddle, Esq., Senior Counsel
Wells Fargo Legal Department
410 S. Tryon Street, MAC D1050-266
26th Floor
Charlotte, North Carolina 28202-1911

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: WFCM 2024-5C1 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Certificate Administrator and Trustee:

Computershare Trust Company, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services (CMBS) – WFCM 2024-5C1

with a copy to:

trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

BMARK 2026-B42 Parties (with respect to the Cummins Station Whole Loan)

Depositor:

Deutsche Mortgage & Asset Receiving Corporation
1 Columbus Circle

New York, New York 10019

Attention: Lainie Kaye

with a copy via email to:

cmbs.requests@db.com

with a copy to:

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Attention: Robert Kim

General Master Servicer:

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Facsimile: (888) 706-3565
Email: NoticeAdmin@pnc.com

with a copy to:

Stinson LLP

1201 Walnut Street, Suite 2900
Kansas City, Missouri 64106-2150
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com
Fax Number: (816)-412-9338

Certificate Administrator and Trustee:

Computershare Trust Company, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Computershare Corporate Trust (CMBS) – Benchmark 2026-B42

with copies to:

trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

BMO 2026-C14 Parties (with respect to the Cummins Station Whole Loan)

Depositor:

BMO Commercial Mortgage Securities LLC
c/o BMO Capital Markets Corp.
151 West 42nd Street
New York, New York 10036
Attention: Paul Vanderslice, Michael Birajiclian and David Schell
Email: Paul.Vanderslice@bmo.com, Michael.Birajiclian@bmo.com and
David.Schell@bmo.com

with a copy to:

BMO Commercial Mortgage Securities LLC
c/o BMO Capital Markets Corp.
151 West 42nd Street
New York, New York 10036
Attention: Legal Department
Email: BMOCMBSNotices@bmo.com

Master Servicer:

Trimont LLC

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: BMO 2026-C14 Asset Manager

Email: commercial.servicing@trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: Legaldepartment@trimont.com

Certificate Administrator:

Citibank, N.A.
388 Greenwich Street, 26th Floor
New York, New York 10013
Attention: Citibank Agency & Trust – BMO 2026-C14
Fax number: (212) 816 5527
Email: ratingagencynotice@citi.com

Trustee:

Wilmington Savings Fund Society, FSB
500 Delaware Avenue, 11th Floor
Wilmington, DE 19801
Attention: Corporate Trust – BMO 2026-C14
Email: structuredfinance@wsfsbank.com

BMO 2024-5C5 Parties (with respect to the iPark Norwalk Whole Loan)

Depositor:

BMO Commercial Mortgage Securities LLC
c/o BMO Capital Markets Corp.
151 West 42nd Street
New York, New York 10036
Attention: Paul Vanderslice, Michael Birajiclian and David Schell
Email: Paul.Vanderslice@bmo.com, Michael.Birajiclian@bmo.com and
David.Schell@bmo.com

with a copy to:

BMO Commercial Mortgage Securities LLC
c/o BMO Capital Markets Corp.
151 West 42nd Street
New York, New York 10036
Attention: Legal Department
Email: BMOCMBSNotices@bmo.com

Master Servicer:

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Fax number: 1-888-706-3565
Email: NoticeAdmin@midlandls.com

Stinson LLP
1201 Walnut Street, Suite 2900
Kansas City, Missouri 64106-2150
Attention: Kenda K. Tomes
Fax number: (816) 412-9338

Certificate Administrator and Trustee:

Computershare Trust Company, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – BMO 2024-5C5

with a copy to:

trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com